EXHIBIT A

                        LAWRENCE B. SEIDMAN, INDIVIDUALLY
                                 100 Misty Lane
                          Parsippany, New Jersey 07054
Principal occupation: Attorney and Consultant.
Employment principally conducted through Seidman & Associates, L.L. C. (Manager), Seidman & Associates II, L.L.C. (Manager), Seidman Investment Partnership, L.P.(General Partner), and Lawrence B. Seidman, Esq.
(Sole Proprietor).
                               RICHARD STADTMAUER
                              c/o Kushner Companies
                              26 Columbia Turnpike
                             Florham Park, NJ 07932
Principal Occupation:Managing Director
Employment conducted through:Kushner Companies, Manager Crown Assoc.,L.L.C.

                                 KEVIN S. MOORE
                              Clark Estates, Inc.
                             One Rockefeller Plaza
                               New York, NY 10020
Principal Occupation: Senior Vice President
Employment conducted through: Clark Estates,Inc.

                                ANGELA CALI KLOBY
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                   BRANT CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Executive Vice President, Mack-Cali
Real Estate Corporation (Public REIT)
Employment conducted through: Mack-Cali Real Estate
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                CHRISTOPHER CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Part-Time Musician
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                  JOHN R. CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Executive Vice President, Mack-Cali Real Estate Corporation (Public REIT)
Employment conducted through: Mack-Cali Real Estate
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                   JONNA CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                    ROSE CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                  RICHARD BAER
                              164-A Delancy Street
                                Newark, NJ 07105
Principal Occupation: President of Casper Partition Systems, Inc. (Office Equipment)
Employment conducted through Casper Partition Systems, Inc.

                                  SONIA SEIDMAN
                                 19 Veteri Place
                                 Wayne, NJ 07470
Principal Occupation: Travel Agent, Jans World of Travel
Employment conducted through Jans World of Travel

                                JEFFREY GREENBERG
                             c/o Heritage Management
                             50 W. Ridgewood Avenue
                           Ridgewood, New Jersey 07451
Principal Occupation:Real Estate Manager
Employment conducted through:Mayflower Estates,L.L.C.

                                STEVEN GREENBERG
                             c/o Heritage Management
                             50 W. Ridgewood Avenue
                           Ridgewood, New Jersey 07451

Principal Occupation:Real Estate Manager
Employment conducted through:Heritage Management Company,L.L.C.

                                DEBRA ROLANDELLI
                              c/o Joseph Rolandelli
                                 42 Howe Avenue
                                 Wayne, NJ 07470
Principal Occupation: Housewife

                                KAREN ROLANDELLI
                              c/o Joseph Rolandelli
                                 42 Howe Avenue
                                 Wayne, NJ 07932
Principal Occupation:Housewife